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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 3, 2000



                    AMERICA'S SENIOR FINANCIAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)



        FLORIDA                         0-25803                 65-0181535
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(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)          Identification No.)



              15544 NW 77TH COURT
              MIAMI LAKES, FLORIDA                                 33016
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    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (305) 828-2599


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         PINNACLE FINANCIAL CORPORATION

         On February 3, 2000, America's Senior Financial Services, Inc., a Florida corporation (the "Registrant"), entered into a Merger Agreement with Pinnacle Financial Corporation, a Florida corporation ("Pinnacle"). Pursuant to the terms of the Merger Agreement, AMSE Acquisition 3 Corp., a wholly-owned subsidiary of the Registrant will merge with and into Pinnacle, with Pinnacle surviving as a wholly-owned subsidiary of the Registrant (the "Merger"). The purchase price for the Merger is $18,000,000, payable in a combination of: (i) $8,500,000 in cash payable at the closing; (ii) $5,000,000 comprised of shares of the Registrant's common stock payable at closing; and (iii) $4,500,000 comprised of shares of the Registrant's common stock payable over a five-year period from the closing at a rate of twenty percent (20%) per year subject to Pinnacle achieving certain earnings results for such five-year period. In addition, Pinnacle's shareholders may also be entitled to receive an earnout payment based upon a percentage of the increase in the value of the Registrant over such five-year period. The Merger Agreement also provides for the payoff by the Registrant of certain existing debt of Pinnacle.

         The closing of the Merger transaction is subject to several conditions to closing of both the Registrant and Pinnacle, including but not limited to the obtaining of adequate financing by the Registrant with respect to the cash consideration to be paid in the transaction. There can be no assurances that such closing conditions will be met and the merger transaction will be consummated or if consummated, it will be upon the terms as currently contemplated.

         SENIOR INCOME REVERSE MORTGAGE CORPORATION

         On October 8, 1999, the Registrant entered into a Stock Purchase Agreement with Senior Income Reverse Mortgage Corporation ("Senior Income"), whereby the Registrant agreed to purchase all of the outstanding stock of Senior Income from its shareholders for a purchase price of $6,425,000 payable in the form of $3,425,000 in cash and $3,000,000 in the form of shares of the Registrant's common stock. The number of shares which constitute the $3,000,000 stock component of the purchase price is subject to adjustment at both the first anniversary and the second anniversary of the closing date in the event that the Registrant's common stock price at such dates has fallen below certain defined amounts.

         The closing of the stock purchase transaction is subject to several closing conditions of both the Registrant and the shareholders, including but not limited to the obtaining of adequate financing by the Registrant with respect to the cash consideration to be paid in the transaction. There can be no assurances that such closing conditions will be met and the stock purchase will be consummated or if consummated, it will be upon the terms as currently contemplated.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICA'S SENIOR FINANCIAL SERVICES, INC.



                                      By:  /s/ Nelson A. Locke
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                                           Nelson A. Locke, President


Dated: February 3, 2000





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